SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 22, 1994

                         LAURENTIAN CAPITAL CORPORATION

                          Commission File No.: 0-8403

     Incorporated in the                                       I.R.S. Employer
      State of Delaware                                       Identification No.
                                                                  59-1611314

                            640 Lee Road, Suite 303
                           Wayne, Pennsylvania 19087

                         Registrant's Telephone Number
                       Including Area Code: 610/889-7400

                            Exhibit Index at Page 4


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Item 5.   OTHER EVENTS.

          a) On December 22, 1994 the Company entered into a Change of Control Agreement with Robert T. Rakich, President and Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit 10.9 and made a part hereof.

          b) On December 22, 1994 the Company entered into a Change of Control Agreement with Bernhard M. Koch, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, a copy of which is attached hereto as Exhibit
                  10.10 and made a part hereof.

          c) On December 22, 1994 the Company entered into a Change of Control Agreement with David L. Wilson, Jr., Senior Vice President and Chief Investment Officer of the Company, a copy of which is attached hereto as Exhibit 10.11 and made a part hereof.

Item 6.    EXHIBITS.

Exhibit 10.9 Change of Control Agreement with Robert T. Rakich dated December 22, 1994.

Exhibit 10.10 Change of Control Agreement with Bernhard M. Koch dated December 22, 1994.

Exhibit 10.11              Change of Control Agreement with David L. Wilson, Jr.
                           dated December 22, 1994.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LAURENTIAN CAPITAL CORPORATION

                                                BY:  /S/ BERNHARD M. KOCH
                                                     --------------------
                                                     Bernhard M. Koch
                                                     Secretary

March 3, 1995


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                              EXHIBIT INDEX

                                                                           Page
                                                                          Number
                                                                          ------
Exhibit 10.9   Change of Control Agreement with Robert T. Rakich             5
               dated December 22, 1994

Exhibit 10.10  Change of Control Agreement with Bernhard M. Koch            18
               dated December 22, 1994

Exhibit 10.11  Change of Control Agreement with David L. Wilson, Jr.        31
               dated December 22, 1994


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